Exhibit 21.1

Company	Country	Shareholder	%

ACNielsen AMER Algeria EURL	Algeria	AMER Research Limited	100

AGB America S.A.	Anguilla	AGB Nielsen Media Research B.V.	100

Gracenote Argentina S.R.L.	Argentina	Gracenote Media Services, LLC Gracenote South America Holdco, LLC	90 10

The Nielsen Company South America S.R.L.	Argentina	Nielsen Sub Holding Company ACNielsen Company of Canada	52.91 47.09

ACNielsen Research Pty Limited	Australia	The Nielsen Company (Australia) Pty. Ltd.	100
Decisions Made Easy Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100
HWW Pty Ltd	Australia	Gracenote Media Services, LLC	100
Landsberry and James Marketing Pty Ltd	Australia	NetRatings Australia Pty Ltd	100
Landsberry and James Pty Ltd	Australia	NetRatings Australia Pty Ltd	100
Media Core Pty Ltd	Australia	NetRatings Australia Pty Ltd	100
NetRatings Australia Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100
Nielsen Television Audience Measurement Pty. Ltd.	Australia	AGB Nielsen Media Research TAM Holding B.V.	100
Nielsen Sports Pty Ltd.	Australia	RSMG Insights Coöoperatief U.A.	100
Repucom International Pty Ltd	Australia	RSMG Insights Coöoperatief U.A.	100
Repucom Investments Pty Ltd	Australia	Repucom International Pty Ltd	100
Savvy Media Monitoring Pty Ltd	Australia	NetRatings Australia Pty Ltd	100
The Nielsen Company (Australia) Pty. Ltd.	Australia	The Nielsen Company (Holdings) Pty. Limited	100
The Nielsen Company (Holdings) Pty. Limited	Australia	Nielsen Sub Holding Company	100

A.C. Nielsen Gesellschaft m.b.H.	Austria	ACNielsen (Nederland) B.V.	100

The Nielsen Company (Bangladesh) Ltd.	Bangladesh	Nielsen (India) Private Limited	100

ACNielsen Bel	Belarus	ACNielsen Cyprus Limited	100

Nielsen Sports Belgium SA	Belgium	Nielsen Sports France Sàrl Nielsen Sports UK and Ireland Limited	99.7 0.3
The Nielsen Company (Belgium) SPRL	Belgium	ACNielsen Holdings Limited The Nielsen Company (Denmark) ApS	99.9919 0.0081

Empresa de Servicios ACNielsen S.A.	Bolivia	VNU International B.V. Jorge Venegas Soliz (third party) Iver Lawrence von Borries Antezana (third party)	99.8 0.1 0.1

A.C. Nielsen do Brasil Ltda.	Brazil	Art Holding (Brazil) C.V. Nielsen Holdings, L.L.C.	99.988082 0.01191762
Gracenote Brasil Metainformacao Limitada	Brazil	Gracenote Media Services, LLC Gracenote South America Holdco, LLC	95.48 4.52
Nielsen eRatings.com do Brasil Ltda	Brazil	Nielsen Digital Solutions A.C. Nielsen do Brasil Ltda.	99.999829 0.000171
PointLogic Latin America Desenvolvimento e Consultoria de Sistemas Ltda.	Brazil	Nielsen Media Research B.V. TNC Europe B.V.	99.71 0.29
Repucom Brazil Participações Ltda	Brazil	RSMG Insights Coöoperatief U.A. José Colagrossi Neto (third party)	99.9671 0.0329

ACNielsen Bulgaria Ltd	Bulgaria	ACNielsen Cyprus Limited	100
Nielsen Admosphere Bulgaria JSC	Bulgaria	Nielsen Admosphere, a.s.	100

ACNielsen Cameroon Sarl	Cameroon	ACNielsen Cyprus Limited	100

7266782 Canada Inc	Canada	Gracenote Canada, Inc	100
ACNielsen Company of Canada	Canada	ACNielsen (Nederland) B.V.	100
Gracenote Canada, Inc	Canada	ACNielsen (Nederland) B.V.	100
Nielsen Media Research Limited	Canada	The Nielsen Company (US), LLC ACNielsen Company of Canada	99.9995 0.0005

Company	Country	Shareholder	%

Nielsen Sub Holding Company	Canada	ACNielsen Company of Canada	100
Nielsen Sports Canada Inc.	Canada	RSMG Insights Coöoperatief U.A.	100
SportsDirect Inc.	Canada	Gracenote Canada, Inc 7266782 Canada Inc	21.1 78.9

ACNielsen Cayman Islands Colombia Ltd.	Cayman Islands	Nielsen Sub Holdings II B.V.	100
ACNielsen Cayman Islands Ltd.	Cayman Islands	A.C. Nielsen do Brasil Ltda.	100
IBOPE eRatings.com Latin America	Cayman Islands	Nielsen Digital Solutions International Media Surveys LLC (third party)	92 8
Nielsen Digital Solutions	Cayman Islands	ACNielsen eRatings.com	100

A.C. Nielsen Chile Limitada	Chile	A. C. Nielsen Company, LLC Nielsen Holdings, L.L.C. VNU International B.V.	50.6 0.04 49

Infostrada Technology Harbin Ltd	China	Infostrada Statistics B.V.	100
Netratings (Shanghai) Company, Ltd.	China	Netratings, LLC	100
The Nielsen Company (Guangzhou) LTD	China	ACNielsen Group Limited Third party shareholder(s)	90 10
The Nielsen Company (Shanghai) Ltd.	China	The Nielsen Company (Hong Kong) Limited Third party shareholder(s)	90 10

A.C. Nielsen de Colombia Ltda.	Colombia	ACNielsen Cayman Islands Colombia Ltd. A. C. Nielsen Company, LLC	99.9999999871 0.0000000129

ACNielsen Costa Rica S.A.	Costa Rica	Nielsen Sub Holdings II B.V.	100

AC Nielsen Cote d'Ivoire Limited	Cote d'Ivoire	ACNielsen Cyprus Limited	100

ACNielsen d.o.o.	Croatia	ACNielsen Piackutató Kft.	100
AGB Nielsen Media Research Ltd.	Croatia	AGB Nielsen Media Research TAM Holding B.V. Srdan Dumicic (third party) Damir Tabulovstrelov (third party)	51 24.5 24.5

ACNielsen Cyprus Limited	Cyprus	ACNielsen (Nederland) B.V.	100
AMER Research Limited	Cyprus	ACNielsen (Nederland) B.V.	100
MEMRB Retail Tracking Services Limited	Cyprus	VNU International B.V.	100
Nielsen Audience Measurement (Cyprus) Ltd.	Cyprus	The Nielsen Company (Greece) Audience Measurement and Market Research Societe Anonyme (Corporate Name), The Nielsen Company (Greece) S.A. (Distinctive Title)	100
RPJV The Retail Plus Company Limited	Cyprus	VNU International B.V.	100

ACNielsen Czech Republic s.r.o.	Czech Republic	ACNielsen Cyprus Limited	100
Adwind Software, a.s.	Czech Republic	Nielsen Admosphere, a.s.	100
Nielsen Admosphere, a.s.	Czech Republic	ACNielsen (Nederland) B.V. Alphaduct, a.s. (third party) Tereza Šimečková (third party) Michal Jordan (third party) Iain Nils Hessey Rugheimer (third party)	51 34.3 4.9 4.9 4.9

EPG Systems ApS	Denmark	Gracenote Media Services, LLC	100
The Nielsen Company (Denmark) ApS	Denmark	ACNielsen AB	100

ACNielsen Dominicana, SRL	Dominican Republic	VNU International B.V. Luciano Matías Alvarez (third party)	99.5454545 0.4550
Nielsen IBOPE Dominicana, S.R.L.	Dominican Republic	AGB America S.A. AGB Nielsen Media Research B.V. IBOPE Latinoamericana S.A. (Uruguay) (third party)	51 2.4 46.6

ACNielsen Ecuador S.A.	Ecuador	AGB Nielsen Media Research B.V. VNU International B.V.	99.9999335 0.000066577

Company	Country	Shareholder	%

Middle East for Marketing LLC	Egypt	MEMRB Retail Tracking Services (Guernsey) Lt.d N.A. El Sherbiny Mohamed (third party)	95 5
Nielsen Egypt LLC	Egypt	AMER Research Limited ACNielsen Cyprus Limited	99.04 0.96

AC Nielsen El Salvador, S.A. de C.V.	El Salvador	ACNielsen Centroamerica, S.A A. C. Nielsen Company, LLC.	95 5

ACNielsen Eesti OÜ	Estonia	ACNielsen Cyprus Limited	100

A.C. Nielsen Finland Oy	Finland	Nielsen Sub Holdings II B.V.	100
Finnpanel Oy	Finland	A.C. Nielsen Finland Oy TNS Gallup Oy (third party)	50 50

A3 Distrib SAS	France	Nielsen Holding France SAS	100
AC Nielsen SAS	France	Nielsen Holding France SAS	100
Nielsen Holding France SAS	France	Nielsen Sub Holdings I B.V.	100
Nielsen Services France SAS	France	Nielsen Holding France SAS	100
Nielsen Sports France Sarl	France	Nielsen Sports Deutschland GmbH	100

Gracenote GmbH	Germany	Gracenote Inc.	100
Nielsen Services Germany GmbH	Germany	The Nielsen Company (Germany) GmbH	100
Nielsen Tele Medical GmbH	Germany	Nielsen Holding and Finance B.V.	100
Nielsen Sports Deutschland GmbH	Germany	Nielsen Sports Europe Holding GmbH	100
Nielsen Sports Europe Holding GmbH	Germany	RSMG Insights Coöoperatief U.A.	100
Refined Labs, GmbH	Germany	The Nielsen Company (US) LLC	100
Repucom Services GmbH	Germany	Nielsen Sports Europe Holding GmbH	100
The Nielsen Company (Germany) GmbH	Germany	Nielsen Holding France SAS	100
VNU Business Publications Deutschland GmbH	Germany	VNU Holding (Deutschland) GmbH	100
VNU Holding (Deutschland) GmbH	Germany	Nielsen Holding and Finance B.V.	100

ACNielsen Ghana Limited	Ghana	ACNielsen Cyprus Limited	100

Organotiki S.A.	Greece	The Nielsen Company (Greece) Audience Measurement and Market Research Societe Anonyme (Corporate Name), The Nielsen Company (Greece) S.A. (Distinctive Title) Moschou (third party)	80 20
The Nielsen Company (Greece) Audience Measurement and Market Research Societe Anonyme (Corporate Name), The Nielsen Company (Greece) S.A. (Distinctive Title)	Greece	Nielsen Sub Holdings I B.V.	100

ACNielsen Centroamerica, S.A.	Guatemala	Nielsen Sub Holdings II B.V. ACNielsen Costa Rica S.A.	99.9975 0.00254

MEMRB Retail Tracking Services (Guernsey) Lt.d	Guernsey	MEMRB Retail Tracking Services Limited JTC Fund Solutions (Guernsey) Limited (third party)	99.993 0.007

ACNielsen Honduras S.A. de C.V.	Honduras	ACNielsen Centroamerica, S.A. A. C. Nielsen Company, LLC	99.6 0.4

ACNielsen Holdings Limited	Hong Kong	Nielsen Sub Holdings II B.V. The Nielsen Company (Switzerland) GmbH	99.740746 (Included preference shares 99.744122) 0.259254 (Included preference shares 0.25587795)

Company	Country	Shareholder	%

ACNielsen Group Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited ACNielsen Holdings Limited	99.792 0.208
Gracenote Limited	Hong Kong	Gracenote Inc	100
The Nielsen Company (Hong Kong) Limited	Hong Kong	The Nielsen Company (Management Services -HK) Limited	100
The Nielsen Company (Management Services -HK) Limited	Hong Kong	ACNielsen Holdings Limited Nielsen Sub Holdings II B.V.	99.99999848 0.00000152

ACNielsen Piackutató Kft.	Hungary	ACNielsen Cyprus Limited	100
Nielsen Közönségmérés Kft.	Hungary	AGB Nielsen Media Research TAM Holding B.V.	100

Arbitron Technology Services India Private Ltd.	India	Nielsen Audio, Inc. Arbitron Holdings Inc.	99.999437 0.000562866
Tribune Digital Ventures Software Development Center India Private Limited	India	Gracenote Digital Ventures, LLC Gracenote International Holdco, LLC	99.984 0.016
Nielsen (India) Private Limited	India	ACNielsen Corporation The Nielsen Company (Mauritius) Limited TNC Europe B.V.	68.199282 31.800675 0.000043
NeuroFocus Systems & Services Private Ltd.	India	Nielsen Consumer Neuroscience, Inc	100
Nielsen Sports India Private Limited	India	Repucom International Pty Ltd Nielsen Sports America, LLC Nielsen Sports Singapore Pte Ltd Krishnan Vaidyanathan (third party)	57.26848 35.26425 7.46721 0.00006
TAM Media Research Private Limited	India	Nielsen (India) Private Limited Kantar Media Research Pvt Ltd (third party)	50 50
What's On India Media Private Limited	India	Tribune Digital Ventures Singapore Pte Ltd Tribune Digital Ventures Software Development Center India Private Limited	99.32 0.68
Visual IQ Techno Services India Private Limited	India	The Nielsen Company (US) LLC	100

PT. Nielsen Audience Measurement	Indonesia	AGB Nielsen Media Research B.V. AGB Nielsen Media Research TAM Holding B.V.	99 1
PT. Sri Karya Utama Graha	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd. PT. The Nielsen Company Indonesia	99,77 0,23
PT. The Nielsen Company Indonesia	Indonesia	The Nielsen Company (Singapore) Holdings Pte. Ltd. The Nielsen Company (Singapore) Pte. Ltd.	99 1

A.C. Nielsen of Ireland Limited	Ireland	Nielsen Sub Holdings II B.V.	100
Nielsen Finance Holdings Ireland Limited	Ireland	Nielsen Finance Ireland Limited	100
Nielsen Finance Ireland Limited	Ireland	Nielsen Luxembourg S.a.r.l.	100
The Nielsen Company Finance (Ireland) Designated Activity Company	Ireland	Nielsen Luxembourg S.a.r.l.	100

ACNielsen (Israel) Ltd.	Israel	Nielsen Sub Holdings I B.V.	100
eXelate Media Ltd.	Israel	eXelate, Inc.	100
Nielsen Innovate Fund, LP *Nielsen Innovate Fund, LP has several investments in Israel, not included in this overview	Israel	AGB Nielsen Media Research B.V. R&R Venture Partners LLC (third party) Fred Langhammer (third party) Nielsen Innovate Ltd. Partam High Tech Limited (third party) Mr. Itzhak Fisher (third party)	LP LP LP GP LP
Nielsen Innovate Ltd.	Israel	AGB Nielsen Media Research B.V.	100
vBrand Ltd	Israel	eXelate Media Ltd	100
Volcano Data Limited	Israel	A.C.Nielsen Company Limited	100

AGB Nielsen Media Research Holding S.p.A.	Italy	AGB Nielsen Media Research B.V.	100
Nielsen Services Italy S.r.l.	Italy	The Nielsen Company (Italy) S.r.l.	100
Nielsen Sports Italia Srl	Italy	Nielsen Sports Europe Holding GmbH	100
The Nielsen Company (Italy) S.r.l.	Italy	Nielsen Sub Holdings I B.V.	100

Company	Country	Shareholder	%

Gracenote KK	Japan	Gracenote Inc.	100
Nielsen Digital Co., Ltd.	Japan	ACNielsen eRatings.com NetRatings Australia Pty. Ltd. Video Research Ltd (Third Party)	54,68 11.32 34
Nielsen Services Japan GK	Japan	The Nielsen Company Japan	100
Nielsen Sports Japan K.K.	Japan	Repucom International Pty Ltd	100
The Nielsen Company Japan	Japan	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100

Nielsen for Consultancies Limited Liability Company	Jordan	AGB Nielsen Media Research B.V.	100
Television Information Technology Company LLC	Jordan	What's On India Media Private Limited	100

ACNielsen Kazakhstan LLP	Kazakhstan	ACNielsen Cyprus Limited	100

ACNielsen Kenya Limited	Kenya	ACNielsen Cyprus Limited Yordanov (third party)	99.9 0.1

Enswers Inc	Korea	Gracenote Korea Ltd	100
Gracenote Korea Ltd.	Korea	Gracenote Inc.	100
Nielsen Services Korea Ltd.	Korea	Nielsen Sub Holdings II B.V.	100
Nielsen Sports Korea LLC	Korea	RSMG Insights Coöoperatief U.A.	100
The Nielsen Company Korea Ltd	Korea	ACNielsen Company of Canada	100

ACNielsen Latvia SIA	Latvia	ACNielsen Cyprus Limited	100

C.M.O s.a.l Conseil en Management et Organisation	Lebanon	MEMRB Retail Tracking Services Limited Our lawyer delivered 50 shares to each of the three Directors of this company. According to Lebanese law a company is required to have (at least) three individuals as shareholders	95 5

UAB ACNielsen Baltics	Lithuania	ACNielsen Cyprus Limited	100

Nielsen Holdings Luxembourg S.a.r.l.	Luxembourg	Nielsen Luxembourg S.a.r.l.	100
Nielsen Luxembourg S.a.r.l.	Luxembourg	Nielsen Holding and Finance B.V.	100
The Nielsen Company (Luxembourg) S.a.r.l.	Luxembourg	ACNielsen Corporation	100

Nielsen Audience Measurement Sdn. Bhd.	Malaysia	AGB Nielsen Media Research B.V.	100
The Nielsen Company (Malaysia) Sdn. Bhd.	Malaysia	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100

The Nielsen Company (Mauritius) Limited	Mauritius	VNU International B.V.	100

A.C. Nielsen, S de RL de C.V.	Mexico	Panel International SA LLC ACNielsen Corporation	99.999998 0.000002
Nielsen Ibope Mexico, S.A. de C.V.	Mexico	AGB Netherlands C.V. AGB Nielsen Media Research B.V. IBOPE Latinoamericana S.A. (third party)	26.7 26.7 46.6
Nielsen Mexico Services, S de RL de CV	Mexico	AC Nielsen Mexico LLC ACNielsen Company of Canada	22.18 77.82

ACNielsen Montenegro d.o.o.	Montenegro	ACNielsen Cyprus Limited	100

ACNielsen SARL	Morocco	AMER Research Limited	100

Nielsen MMRD (Myanmar) Co., Ltd.	Myanmar	Nielsen MMRD Holdings Pte. Ltd. ACNielsen (Singapore) Pte. Ltd.	99.9999 0.0001

The Nielsen Company Nepal Pvt Ltd.	Nepal	Nielsen (India) Private Limited	100

ACNielsen (Nederland) B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100
AGB Netherlands C.V.	Netherlands	AGB Panamericana, S.A. AGB America S.A.	99 1
AGB Nielsen Media Research B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100
AGB Nielsen Media Research TAM Holding B.V.	Netherlands	AGB Nielsen Media Research Holding S.p.A.	100

Company	Country	Shareholder	%

Art Holding (Brazil) C.V.	Netherlands	Nielsen Sub Holding Company Nielsen Holdings, L.L.C.	99 1
Gracenote Netherlands B.V.	Netherlands	Gracenote Media Services, LLC	100
Gracenote Netherlands Holdings B.V.	Netherlands	Nielsen Holding and Finance B.V.	100
Infostrada Australia B.V.	Netherlands	Infostrada Statistics B.V.	100
Infostrada Concepts B.V.	Netherlands	Infostrada Statistics B.V.	100
Infostrada Denmark B.V.	Netherlands	Infostrada Statistics B.V.	100
Infostrada Global Sports Database B.V.	Netherlands	Infostrada Statistics B.V.	100
Infostrada Statistics B.V.	Netherlands	Gracenote Netherlands Holdings B.V.	100
Menesta Investments B.V.	Netherlands	Neslein Holding (Spain) C.V.	100
Neslein Holding (Spain) C.V.	Netherlands	A.C. Nielsen (Argentina) S.A. ART Holding, L.L.C. Nielsen General Partner B.V.	98 1 1
Nielsen B.V.	Netherlands	Nielsen Holding and Finance B.V.	100
Nielsen Coöperatie W.A.	Netherlands	A. C. Nielsen Company, LLC ART Holding, L.L.C.
Nielsen Finco B.V.	Netherlands	Nielsen Luxembourg S.a.r.l.	100
Nielsen General Partner B.V.	Netherlands	A. C. Nielsen Company, LLC	100
Nielsen Holding and Finance B.V.	Netherlands	The Nielsen Company B.V.	100
Nielsen Media Research B.V.	Netherlands	Nielsen B.V.	100
Nielsen Nederland Holdings C.V.	Netherlands	TNC Europe B.V. VNU International B.V.	99.9 0.1
Nielsen Sub Holdings I B.V.	Netherlands	Nielsen Nederland Holdings C.V.	100
Nielsen Sub Holdings II B.V.	Netherlands	Nielsen Sub Holdings I B.V.	100
Nielsen Sports Nederland B.V.	Netherlands	RSMG Insights Coöperatief U.A.	100
RSMG Insights Coöperatief U.A.	Netherlands	Nielsen Holding and Finance B.V.	100
The Nielsen Company B.V.	Netherlands	Valcon Acquisition B.V.	100
TNC Europe B.V.	Netherlands	VNU International B.V.	100
Valcon Acquisition B.V.	Netherlands	Nielsen Holdings Plc	100
VNU International B.V.	Netherlands	Nielsen Holdings Luxembourg S.a.r.l.	100
VNU Marketing Information Europe & Asia B.V.	Netherlands	Nielsen Holding and Finance B.V.	100

A.C. Nielsen (N.Z.) ULC	New Zealand	Nielsen Sub Holdings II B.V.	100
AGB Nielsen Media Research (New Zealand) Ltd.	New Zealand	AGB Nielsen Media Research B.V.	100

ACNielsen Nicaragua, S.A.	Nicaragua	ACNielsen Centroamerica, S.A. A. C. Nielsen Company, LLC	98 2

ACNielsen Nigeria Limited	Nigeria	ACNielsen Cyprus Limited ACNielsen Company of Canada	80 20

ACNielsen Norge AS	Norway	Nielsen Sub Holdings II B.V.	100
Nielsen Media Research AS	Norway	Nielsen Sub Holdings II B.V.	100

Nielsen for Market Research LLC	Oman	A. C. Nielsen Company, LLC ART Holding, L.L.C.	99 1

ACNielsen Pakistan (Private) Limited	Pakistan	ACNielsen Cyprus Limited A. C. Nielsen Company, LLC	99.9999655 0.0000345

ACNielsen Panama, S.A.	Panama	ACNielsen Centroamerica, S.A.	100
AGB Panamericana, S.A.	Panama	AGB Nielsen Media Research Holding S.p.A. AGB Nielsen Media Research B.V.	60 40

The Nielsen Company Paraguay S.R.L.	Paraguay	VNU International B.V. Luciani Matias Alvarez (Third Party) Rafael Luis Gouiran (Third Party)	96 2 2

Nielsen S.R.L.	Peru	VNU International B.V. Rolando Ramirez-Gaston Horny (third party)	99.999995 0.00000488

Company	Country	Shareholder	%

AGB Nielsen Media Research (Philippines) Inc.	Philippines	AGB Nielsen Media Research TAM Holding B.V. (AGB NMR TAM Holding B.V. holds 8,159,851 shares of which 10 are held in trust by 6 different Nielsen employees.	99.99 0.000001225
The Nielsen Company (Philippines), Inc.	Philippines	The Nielsen Company (Belgium) SPRL Minority shareholders (six Nielsen employees: Cheong Tai Leung, Elaine Shui, Stuart Jamieson, Maria Rhona Balaoro, Louise Andrea Navalta)	99.99947 0.00053

ACNielsen Polska Sp. z o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	100
AGB Nielsen Media Research Sp. z o.o.	Poland	AGB Nielsen Media Research TAM Holding B.V.	100
Nielsen Services Poland Sp. z o.o.	Poland	ACNielsen Polska Sp. z o.o. AGB Nielsen Media Research Sp. z o.o. AGB Nielsen Media Research TAM Holding B.V.	76.589595 22.83237 0.578035

A.C. Nielsen Portugal- Estudos de Mercado- Unipessoal, Lda.	Portugal	Menesta Investments B.V.	100

A.C. Nielsen P.R. LLC	Puerto Rico	Nielsen Sub Holdings II B.V.	100
Nielsen IBOPE Puerto Rico Inc.	Puerto Rico	A.C. Nielsen P.R. LLC IBOPE Latinoamericana, SA (Uruguay) (Third party)	53.4 46.6

Nielsen Consultancy LLC	Qatar	ACNielsen Cyprus Limited	100

ACNielsen Romania srl	Romania	ACNielsen Cyprus Limited	100

ACNIELSEN Limited Liability Company	Russia	ACNielsen Cyprus Limited ACNielsen (Nederland) B.V.	99.9 0.1
Nielsen Data Factory LLC	Russia	ACNIELSEN Limited Liability Company	100

VNU Market Research Services Company Limited	Saudi Arabia	VNU International B.V. Bass International Investment Co, Ltd	95 5

ACNielsen d.o.o.	Serbia	ACNielsen Cyprus Limited	100
Nielsen Audience Measurement DOO Beograd	Serbia	AGB Nielsen Media Research TAM Holding B.V.	100

ACNielsen (Singapore) Pte. Ltd.	Singapore	Nielsen Sub Holdings II B.V.	100
Tribune Digital Ventures Singapore Pte Ltd	Singapore	Gracenote Digital Ventures, LLC	100
Nielsen Innovate Singapore Pte. Ltd	Singapore	The Nielsen Company (Singapore) Principal Pte. Ltd.	100
Nielsen MMRD Holdings Pte. Ltd.	Singapore	ACNielsen (Singapore) Pte. Ltd. Myanmar Marketing Research Pte. Ltd . (third party)	80 20
Nielsen Sports Singapore Pte Ltd	Singapore	Repucom International Pty Ltd	100
The Nielsen Company (Singapore) Pte. Ltd.	Singapore	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100
The Nielsen Company (Singapore) Holdings Pte. Ltd.	Singapore	The Nielsen Company (Belgium) SPRL	100
The Nielsen Company (Singapore) Principal Pte. Ltd.	Singapore	VNU International B.V.	100

ACNielsen Slovakia s.r.o.	Slovakia	ACNielsen Cyprus Limited	100
Nielsen Admosphere Slovakia, s.r.o.	Slovakia	Nielsen Admosphere, a.s.	100
ACNielsen raziskovalna druzba, d.o.o.	Slovenia	ACNielsen Cyprus Limited	100
AGB Nielsen, medijske raziskave, d.o.o	Slovenia	AGB Nielsen Media Research TAM Holding B.V. GfK, d.o.o. (third party) Ms. Janja Božič Marolt (third party)	58 21 21
NIELSEN LAB, razvoj tehnologij za raziskavo medijev, d.o.o.	Slovenia	Nielsen TV Audience Measurement S.A. AGB Nielsen Media Research B.V.	50 50

ACNielsen Marketing and Media (Pty) Limited	South Africa	ACNielsen (Nederland) B.V. AC Nielsen Empowerment Trust	80 20
AGB Nielsen Media Research (South Africa) (Pty) Limited	South Africa	AGB Nielsen Media Research B.V. The AGB Nielsen Empowerment Trust	80 20

Repucom Africa (Pty) Ltd	South Africa	ACNielsen Marketing and Media (Pty) Limited	100

Company	Country	Shareholder	%

A.C. Nielsen Company, S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	100
ASEE Nielsen Holding (Spain) S.r.l.	Spain	Neslein Holding (Spain) C.V.	100
Nielsen Services Spain, S.L.	Spain	ASEE Nielsen Holding (Spain) S.r.l.	100
Nielsen Sports España S.L.U.	Spain	Nielsen Sports Europe Holding GmbH	100

The Nielsen Company Lanka (Private) Limited	Sri Lanka	Nielsen (India) Private Limited	100

ACNielsen AB	Sweden	ACNielsen Norge AS	100
Nielsen Services Sweden AB	Sweden	ACNielsen AB	100

Media Focus Schweiz Gmbh	Switzerland	The Nielsen Company (Switzerland) GmbH GfK Switzerland AG (third party)	51 49
NetRatings Switzerland GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100
Nielsen TV Audience Measurement S.A.	Switzerland	AGB Nielsen Media Research Holding S.p.A.	100
The Nielsen Company (Europe) Sàrl	Switzerland	VNU International B.V.	100
The Nielsen Company (Switzerland) GmbH	Switzerland	Nielsen Sub Holdings II B.V.	100

Syria Retail Tracking LLC - inactive	Syria	MEMRB Retail Tracking Services Limited Ayman Ammar (individual)	75 25

AGB Nielsen Media Research (Taiwan) Ltd.	Taiwan	AGB Nielsen Media Research B.V.	100
The Nielsen Company Taiwan Ltd.	Taiwan	The Nielsen Company (Belgium) SPRL	100

ACNielsen (Tanzania) Ltd.	Tanzania	ACNielsen Cyprus Limited A. C. Nielsen Company, LLC	99 1

AGB Nielsen Media Research (Thailand) Ltd.	Thailand	AGB Nielsen Media Research B.V. Minority shareholders (seven individuals who each hold 1 share)	99.9993 0.0007
The Nielsen Company (Thailand) Limited	Thailand	The Nielsen Company (Singapore) Holdings Pte. Ltd. Several Nielsen employees hold shares in this company	99.997 0.003

AGB-CDI Trinidad and Tobago Limited	Trinidad and Tobago	Nielsen IBOPE Dominicana, S.R.L.	100

Nielsen Tunisie SARL	Tunisia	AMER Research Limited ACNielsen Cyprus Limited	99.02 0.98

Nielsen Arastirma Hizmetleri Limited Sirket	Turkey	ACNielsen (Nederland) B.V.	100
Nielsen Audience Measurement Piyasa Arastirma Hizmetleri A.S.	Turkey	AGB Nielsen Media Research TAM Holding B.V.	100
Retail Plus Teknoloji ve Arastirma Hizmetleri Ltd	Turkey	VNU International B.V. Egemen Oztop	50 50
The Nielsen Company Medya Yayıncılık ve Tanıtım Hizmetleri Anonim Şirketii	Turkey	VNU International B.V.	100

ACNielsen Uganda Limited	Uganda	ACNielsen Cyprus Limited ACNielsen Company of Canada	99 1

ACNielsen Ukraine Limited Liability Company	Ukraine	ACNielsen Cyprus Limited ACNielsen Company of Canada	99.99 0.01

Nielsen Market Research Services FZ-LLC	United Arab Emirates (Dubai)	VNU International B.V.	100

A.C. Nielsen Company Limited	United Kingdom	ACNielsen Holdings UK Limited	100
ACNielsen Holdings UK Limited	United Kingdom	Nielsen Holding France SAS	100
Advertising Intelligence Limited	United Kingdom	Nielsen Media Research Limited	100
Brandbank Limited	United Kingdom	TNC Europe B.V.	100
NetRatings UK Limited	United Kingdom	Nielsen Sub Holdings I B.V.	100
Nielsen Book Services Limited	United Kingdom	VNU Holdco (UK) Limited	100
Nielsen Holdings Plc	United Kingdom	Public company - listed on the New York Stock Exchange
Nielsen Media Research Limited	United Kingdom	ACNielsen Holdings UK Limited	100
Nielsen Sports UK and Ireland Limited	United Kingdom	Nielsen Sports Europe Holding GmbH	100

Company	Country	Shareholder	%

Sorenson Media Limited	United Kingdom	The Nielsen Company (US) LLC	100
Visual IQ (UK) Limited	United Kingdom	The Nielsen Company (US) LLC	100
VNU Holdco (UK) Limited	United Kingdom	VNU International B.V.	100

A.C. Nielsen (Argentina) S.A.	United States/DE	A. C. Nielsen Company, LLC	100
A. C. Nielsen Company, LLC	United States/DE	Nielsen International Holdings, Inc.	100
AC Nielsen Mexico LLC	United States/DE	ACNielsen Company of Canada	100
ACN Holdings Inc.	United States/DE	VNU Marketing Information, Inc.	100
ACNielsen Corporation	United States/DE	ACN Holdings Inc.	100
ACNielsen eRatings.com	United States/DE	A. C. Nielsen Company, LLC	100
Affinnova, Inc.	United States/DE	The Nielsen Company (US), LLC	100
Arbitron Holdings Inc.	United States/DE	Nielsen Audio, Inc.	100
ART Holding, L.L.C.	United States/DE	A. C. Nielsen Company, LLC	100
Athenian Leasing Corporation	United States/DE	The Nielsen Company (US), LLC	100
Baseline, LLC	United States/DE	Baseline Acquisitions LLC	100
Baseline Acquisitions LLC	United States/DE	Gracenote Media Services, LLC	100
CZT/ACN Trademarks, L.L.C.	United States/DE	ACNielsen Corporation The Nielsen Company (US), LLC	50 50
eXelate, Inc.	United States/DE	Nielsen International Holdings, Inc.	100
Gracenote Inc	United States/DE	The Nielsen Company (US) LLC	100
Gracenote Digital Ventures, LLC	United States/DE	The Nielsen Company (US), LLC	100
Gracenote International Holdco, LLC	United States/DE	The Nielsen Company (US) LLC	100
Gracenote Media Services, LLC	United States/DE	Gracenote Digital Ventures, LLC	100
Gracenote South America Holdco, LLC	United States/DE	Gracenote Media Services, LLC	100
Harris Interactive International, Inc.	United States/DE	Nielsen Consumer Insights, Inc.	100
IFM North America LLC	United States/MO	Nielsen Sports Deutschland GmbH Jeffrey J. Stern Living Trust (third party)	50 50
NC Ventures, LLC	United States/DE	The Nielsen Company (US), LLC Catalina Marketing Corporation (third Party)	63.5 36.5
National Consumer Panel, LLC	United States/DE	The Nielsen Company (US), LLC Information Resources Inc. (third Party)	50 50
NetRatings, LLC	United States/DE	The Nielsen Company (US), LLC	100
Nielsen Audio, Inc.	United States/DE	The Nielsen Company (Luxembourg) S.a.r.l. Nielsen International Holdings, Inc. - Only holds preferred stock in Nielsen Audio, Inc. and has no voting rights.	100% of the common stock preferred stock
Nielsen Consumer Insights, Inc.	United States/DE	The Nielsen Company (US), LLC	100
Nielsen Consumer Neuroscience, Inc	United States/CA	TNC (US) Holdings, Inc.	100
Nielsen Finance Co.	United States/DE	Nielsen Finance LLC	100
Nielsen Finance LLC	United States/DE	ACN Holdings Inc.	100
Nielsen Holdings, L.L.C.	United States/DE	Nielsen Sub Holdings I B.V.	100
Nielsen Innovate NYC, LLC	United States/DE	TNC (US) Holdings, Inc.	100
Nielsen International Holdings, Inc.	United States/DE	ACNielsen Corporation	100
Nielsen Mobile, LLC	United States/DE	The Nielsen Company (US), LLC	100
Nielsen Real Estate Management, Inc.	United States/NY	TNC (US) Holdings, Inc.	100
Nielsen Social, Inc.	United States/DE	Nielsen Social, LLC	100
Nielsen Social, LLC	United States/DE	The Nielsen Company (US), LLC AFOS, LLC (third party)	90 10
Nielsen UK Finance I, LLC	United States/DE	TNC (US) Holdings, Inc.	100
Nielsen Uruguay (US), LLC	United States/DE	Nielsen Sub Holdings II B.V.	100
NMR Investing I, Inc.	United States/DE	The Nielsen Company (US), LLC	100
NMR Licensing Associates LP	United States/DE	The Nielsen Company (US), LLC NMR Investing I, Inc.	98.311 1.689
Panel International SA LLC	United States/DE	ACNielsen Company of Canada	100
Qterics, Inc.	United States/DE	The Nielsen Company (US), LLC	100
Nielsen Sports America, LLC	United States/DE	Nielsen Sports Pty Ltd.	100
Research by SuperData LLC	United States/NY	SuperData Research Holdings Inc	100
Rhiza Labs, LLC	United States/PA	The Nielsen Company (US), LLC	100
SuperData Research Holdings Inc	United States/NY	The Nielsen Company (US) LLC	100
TCG Divestiture Inc	United States/IL	The Nielsen Company (US), LLC	100
The Nielsen Company (US), LLC	United States/DE	ACNielsen Corporation	100
TNC (US) Holdings, Inc.	United States/NY	VNU International B.V.	100
TVaura Mobile LLC	United States/DE	The Nielsen Company (US), LLC Digimarc Corporation (third party)	51 49

Company	Country	Shareholder	%

Vizu Corporation	United States/DE	The Nielsen Company (US), LLC	100
VNU Marketing Information, Inc.	United States/DE	TNC (US) Holdings, Inc. The Nielsen Company (US), LLC	95.05 4.95

AC Nielsen de Venezuela S.A.	Venezuela	Nielsen Sub Holdings II B.V.	100
AGB Panamericana de Venezuela Medicion	Venezuela	AGB Netherlands C.V. Ibope Latinoamericana S.A. - Montevideo - Uruguay (third party)	53.4 46.6

The Nielsen Company (Vietnam), Ltd.	Vietnam	The Nielsen Company (Singapore) Holdings Pte. Ltd.	100

THE NIELSEN COMPANY - INVESTMENTS (<50% ownership)

					November 30, 2019
#	Company	Country		Shareholder		%	Nielsen owned %

3181	Bahrain Research and Studies Bureau WLL	Bahrain	3159	MEMRB Retail Tracking Services (Guernsey) Lt.d Mr Ansari (third party)	GG	49 51	48.998

3653	IBOPE Repucom Pesquisas Esportivas Ltda.	Brazil	3566	Repucom Brazil Participações Ltda IBOPE Pesquisa de Midia E Participações Ltda (third party)	BR	45 55	45
3605	Kantar Midia Participacoes S.A. *This entity holds 100% in IGM S.A., which has multiple (in)direct subsidiaries and investments worldwide, but mostly in LATAM, not included in this overview.	Brazil	1189	AGB Nielsen Media Research B.V. Kantar Paulista Participacoes Ltda (third party)	NL BR	1 99	1

2846	Nielsen-CCData Media Research Co. Ltd.	China	1360	The Nielsen Company (Hong Kong) Limited Wasu Digital Television Investment Co., Ltd. (third party) INSIGMA Technology Venture Capital Investment co., ltd. (third party) Zhejiang Silicon Paradise Haitian Huiyuan Venture Investment Limited Partnership (third party) C. Beijing Zhongchuan Dianguang Digital Technology Co. Ltd. (third party)	HK	22.5 27.5 20 20 10	22.5

3490	European National Panels s.r.o.	Czech Republic	3482	Nielsen Admosphere, a.s. STEM/MARK, a.s. (third party) NMS Market Research s.r.o. (third party)	CZ	25.925 37.037 37.037	13.2218

2432	MediaMetrie Netratings SAS	France	1353	ACNielsen eRatings.com (45.420 shares) Mediametrie, S.A. (third party) (84.350 shares)	US FR	35 65	35

2387	Media Services S.A.	Greece	2385	The Nielsen Company (Greece) S.A. Golden Symbol Investments Limited (third party) Kyriakos Andreou (third party) Konstantinos Xouris (third party) Stavroula Papaioannou & Theoodoros Liakos, beneficiary of Marinos Liakos (third parties) Marios Andreou (third party)	GR	30 51, 01 2.88 2.24 11.5 2.37	30

2218	Gfk Nielsen India Private Limited	India	273	Nielsen (India) Private Limited Gfk Asia Pte Limited (third party)	IN SG	49.9 50.1	49.9
3648	Meterology Data Private Limited	India	1391	TAM Media Research Private Limited Broadcast Audience Research Council (third party)	IN	0.01 99.99	0.01

3464	Adstrix Ltd.	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	30 70	30
3590	Change Labs Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	25.47 74,53	25.47
3591	CiValue Systems Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	26.89 73.11	26.89

					November 30, 2019
#	Company	Country		Shareholder		%	Nielsen owned %

3671	Sales Boost Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	19.05 80.95	19.05
3463	Evolita Ltd.	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	35 65	35
3705	Mantivision Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	0.26 99,74	0.26
3465	Mobilbuy Ltd.	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	19.52 80.48	19.52
3670	Package. Ai Jenny Labs Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	20 80	20
3594	Personalics Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	21.37 78.63	21.37
3710	Placense	Israel	3364	Nielsen Innovate Fund, LP Third Parties	IL	20 80	20
3711	Revenuewize	Israel	3364	Nielsen Innovate Fund, LP Third Parties	IL	20 80	20
3461	Revuze Ltd.	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	21.25 78.75	21.25
3673	Stamp.EE Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	25.02 74,98	25.02
3708	SRP	Israel	3364	Nielsen Innovate Fund, LP Third Parties	IL	20 80	20
3595	Tapreason Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	33.87 66.13	33.87
3669	TextArt Labs Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	23.92 76.08	23.92
3650	Tomobox Israel Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	22.45 Percentage is subject to fluctuations	22.45
3597	Vo Ca Vu Solutions Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	29.99 70.01	29.99
3712	Walkout	Israel	3364	Nielsen Innovate Fund, LP Third Parties	IL	25 75	25
3713	Webeyez	Israel	3364	Nielsen Innovate Fund, LP Third Parties	IL	20 80	20
3649	Wiseshelf Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	22.09 Percentage is subject to fluctuations	22.09
3598	Wizer Feedback Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	28.6 71.4	28.6
3707	Xenia	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	27 73	27
3709	Yellzz	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	20 80	20
3460	Zollo Social Shopping Ltd	Israel	3364	Nielsen Innovate Fund, LP Third parties	IL	38.60 Percentage is subject to fluctuations	38.6

3614	Ongaku ShuppanSha Co., Ltd	Japan	3608	Gracenote Inc Third Parties	US	16.67 83.33	16.67
3665	True Data Inc	Japan	1369	The Nielsen Company Japan	JP	7,21 92,79	7,21
3606	Video Research Interactive Inc.	Japan	1353	ACNielsen eRatings.com Video Research Ltd (third party) Dentsu, Inc. (third party) Cyber Communications Inc. (third party) D.A. Consortium Inc. (third party) Hakuhodo Incorporated (third party) Asatsu-DK Inc. (third party) Hakuhodo DY Media Partners Incorporated (third party)	US	34 51 3,5 3,5 3,5 2,7 1 0,8	34

2420	AGB Stat IPSOS sal	Lebanon	2400	AGB Nielsen Media Research TAM Holding B.V. Ipsos SA (third party) STAT SAL (third party)	NL	40 30 30	40

					November 30, 2019
#	Company	Country		Shareholder		%	Nielsen owned %

3722	Snapbizz Cloudtech Pte Limited	Singapore	3599	Nielsen Innovate Singapore Pte Ltd. Third parties	SG	5.6 94.4	5.6

3586	ATRI RETEL (Thailand) Co. Ltd	Thailand	3585	A3 Distrib SAS Third parties	FR	49 51	49

1831	Bibliographic Data Services Limited* BSD has two direct subsidiaries: Weesleekit Limited and E-Haus Limited. These entities are not included in this overview as we are in the process of collecting information on these companies.	United Kingdom	932	Nielsen Book Services Limited Dumfries & Galloway Enterprise (third party) Lesley Whyte (third party) Eric Green (third party)	UK	40 20 20 20	40
3049	CGA Strategy Limited* CGA subsidiary is CGA Nielsen (Global) Limited (3481/UK). This entity is indirectly owned by AC Nielsen Company Limited (1378/UK) by 22.22%.This entity is not included in this overview	United Kingdom	1378	A.C. Nielsen Company Limited Mondiale Media Holdings LLP (third party) Philip Tate (third party) WRBM (third party)	UK	21.11 68.61 5.28 5	21.11
3494	ITWP Acquisitions Limited * This company has multiple (in)direct subsidiaries and investments worldwide (Toluna Group). Not included in this list.	United Kingdom	3441	Harris Interactive International, Inc. third parties	US	10 90	10

3326	Carrier IQ, Inc.	United States	1581	The Nielsen Company (US), LLC	US	<4	4
3704	Headset, Inc	United States	1581	The Nielsen Company (US), LLC Third Party	US	2.88 97,12	2.88
3544	Frogtek Bop, LLC	United States	3422	Nielsen International Holdings, Inc. Third parties	US	15,94 84,06	15,94
1096	JEGI Internet Economy Partners, L.P.	United States	70	VNU International B.V.	NL	6.616646	6.616646
3644	Musicplay Analytics LLC	United States	3608	Gracenote Inc Third party	US	4.02 95.98	4.02 95.98
3717	Outrigger Media, Inc	United States	2148	Nielsen Holding and Finance B.V. Third Parties	NL	20,6 79,4	20,6
1395	Percipient Inc.	United States	1224	ACNielsen Corporation	US	6.4	6.4
3721	Pereg Ventures Fund I	United States	1224	ACNielsen Corporation Third Parties	US	28.86 71.14	28.86
2848	TVaura LLC	United States	1581	The Nielsen Company (US), LLC	US	49	49